SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Earliest event reported) November 2, 1998 (October 14, 1998)
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                         Harbor Florida Bancshares, Inc.
               (Exact Name of Registrant as Specified in Charter)



     Delaware                    000-22817                 65-0813766
(State of Other Jurisdiction     (Commission File          IRS Employer
         of Incorporation)       Number)                   Identification No.


                   100 S. Second Street, Fort Pierce, FL 34950
               (Address of Principal Executive Offices)(Zip Code)



Registrant's telephone number, including area code        (561) 461-2414
                                                         -----------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

     On October 14, 1998, Harbor Florida Bancshares, Inc. ("Bancshares") announced that its Board of Directors had approved a stock repurchase program. The program permits Bancshares to acquire up to 4,636,475 shares of its common stock, subject to market conditions. The repurchases shall be made from time to time in the open market. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired
              Not applicable

         (b)  Pro Forma Financial Information
              Not applicable

         (c)  Exhibits

              (99)    Press release dated October 14, 1998




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        HARBOR FLORIDA BANCSHARES, INC.

                                        Registrant



Date: November 2, 1998           By:      _______/s/____________________________
                                          Don W. Bebber.
                                          Senior Vice-President, Finance



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